                        TRANSAMERICA IDEX MUTUAL FUNDS

 TA IDEX ALGER AGGRESSIVE GROWTH, TA IDEX JANUS BALANCED, TA IDEX JANUS GLOBAL,
  TA IDEX JANUS GROWTH & INCOME, TA IDEX LKCM STRATEGIC TOTAL RETURN, TA IDEX
   PBHG MID CAP GROWTH AND TA IDEX TEMPLETON GREAT COMPANIES GLOBAL (EACH, A
                         "FUND"; TOGETHER, THE "FUNDS")

        SUPPLEMENT DATED JUNE 1, 2004 TO PROSPECTUS DATED MARCH 1, 2004

At Special Meetings of shareholders held on May 21, 2004, shareholders of each fund listed above approved the following transactions on behalf of their respective fund, which were implemented at close of business on May 28, 2004:

                              * * * * * * * * * *

         - TA IDEX ALGER AGGRESSIVE GROWTH WAS MERGED INTO TA IDEX TRANSAMERICA EQUITY.

         THE FOLLOWING INFORMATION REPLACES THE RESPECTIVE INFORMATION ON PAGE TA IDEX TRANSAMERICA EQUITY - 2:

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)as a percent of average daily net assets


                                    CLASS OF SHARES
                                    ---------------
                          A         B       C       C2      M*
----------------------- ------- -------- ------- -------- ------
Management fees          0.775%  0.775%   0.775%  0.775%  0.775%
Distribution and         0.35%    1.00%   1.00%    1.00%   0.90%
service (12b-1) fees
Other expenses           0.985%  0.985%   0.985%  0.985%  0.985%
                        ------- -------- ------- -------- ------
TOTAL ANNUAL FUND
OPERATING EXPENSES       2.11%    2.76%   2.76%    2.76%   2.66%

EXPENSE REDUCTION (e)    0.56%    0.56%   0.56%    0.56%   0.56%
                        ------- -------- ------- -------- ------
NET OPERATING EXPENSES   1.55%%   2.20%   2.20%    2.20%   2.10%
                        ------- -------- ------- -------- ------


IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:


SHARE CLASS      1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------- ---------- ----------- ----------- -----------
      A           $699       $1,124      $1,573      $2,815
      B*          $723       $1,103      $1,510      $2,893
      C           $323        $803       $1,410      $3,049
      C2          $223        $803       $1,410      $3,049
      M           $410        $866       $1,447      $3,022
--------------------------------------------------------------

IF THE SHARES ARE NOT REDEEMED:


SHARE CLASS      1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------- ---------- ----------- ----------- -----------
      A           $699       $1,124      $1,573      $2,815
      B*          $223        $803       $1,410      $2,893
      C           $223        $803       $1,410      $3,049
      C2          $223        $803       $1,410      $3.049
      M           $311        $866       $1,447      $3,022
--------------- ---------- ----------- ----------- -----------


         THE FOLLOWING ADVISORY FEES REPLACE THE ADVISORY FEE INFORMATION ON PAGE TA IDEX TRANSAMERICA EQUITY - 3:


         ADVISORY FEE:

         First $500 million....................   0.775%
         Over $500 million.....................   0.70 %

         - TA IDEX JANUS GROWTH & INCOME WAS MERGED INTO TA IDEX JANUS BALANCED. TA IDEX JANUS BALANCED WAS THEN RESTRUCTURED AS TA IDEX TRANSAMERICA BALANCED. ALL REFERENCES TO TA IDEX JANUS BALANCED WILL NOW BE CHANGED TO TA IDEX TRANSAMERICA BALANCED.

THE FOLLOWING DISCLOSURE REPLACES THE DISCLOSURE ON PAGES TA IDEX JANUS BALANCED - 1:

OBJECTIVE:

The investment objective of TA IDEX Transamerica Balanced is to seek long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

PRINCIPAL STRATEGIES AND POLICIES:

The fund's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the fund's objective by investing principally 60% to 70% of the fund's total assets in common stocks with the remaining 30% to 40% of the fund's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the fund to be flexible in managing the fund's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the fund will hold at least 25% of its assets in non-convertible debt securities.

The fund may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the fund is not achieving its investment objective.

To achieve its goal, the fund invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed income management teams work together to build a portfolio of performance-oriented stocks combined with bonds of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The fund is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long term above average rate of return. In projecting free cash flows and determining earnings potential, we use multiple factors such as:

-        the quality of the management team;

- the company's ability to earn returns on capital in excess of the cost of capital;

-        competitive barriers to entry; and

-        the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the fund. It also complies bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.

PRINCIPAL RISKS:

The fund is subject to the following primary risks:

-        STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-        BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

- CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

- LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

- DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

- DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's and S&P. The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

- LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

- LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

- LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

-        SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small and medium sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

-        PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND!

THE FOLLOWING DISCLOSURE REPLACES THE RESPECTIVE INFORMATION ON PAGE TA IDEX JANUS BALANCED - 2:

Please add footnote reference (3) to PAST PERFORMANCE: (3) Prior to May 29, 2004, a different firm managed this fund and it employed a different investment style; the performance set forth prior to that date is attributable to that firm.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)


                                    CLASS OF SHARES
                                    ---------------
                          A         B       C       C2      M*
----------------------- ------- -------- ------- -------- ------
Management fees          0.83%    0.83%   0.83%    0.83%   0.83%
Distribution and         0.35%    1.00%   1.00%    1.00%   0.90%
service (12b-1) fees
Other expenses           0.41%    0.41%   0.41%    0.41%   0.41%
                        ------- -------- ------- -------- ------
TOTAL ANNUAL FUND
OPERATING EXPENSES       1.60%    2.24%   2.24%    2.24%   2.14%

EXPENSE REDUCTION (e)    0.00%    0.00%   0.00%    0.00%   0.00%
                        ------- -------- ------- -------- ------
NET OPERATING EXPENSES   1.60%    2.24%   2.24%    2.24%   2.14%
                        ------- -------- ------- -------- ------

         THE FOLLOWING DISCLOSURE REPLACES THE RESPECTIVE INFORMATION ON PAGE TA IDEX JANUS BALANCED - 3:


IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:


SHARE CLASS      1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------- ---------- ----------- ----------- -----------
      A           $704       $1,027      $1,373      $2,346
      B*          $727       $1,000      $1,300      $2,414
      C           $327        $700       $1,200      $2,575
      C2          $227        $700       $1,200      $2,575
      M           $414        $763       $1,238      $2,548

IF THE SHARES ARE NOT REDEEMED:


SHARE CLASS      1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------- ---------- ----------- ----------- -----------
      A           $704       $1,027      $1,373      $2,346
      B*          $227        $700       $1,200      $2,414
      C           $227        $700       $1,200      $2,575
      C2          $227        $700       $1,200      $2,575
      M           $315        $763       $1,238      $2,548

SUB-ADVISER:

Transamerica Investment Management, LLC
1150 South Olive Street, Suite 2700
Los Angeles, California 90015

ADVISORY FEE:

AVERAGE DAILY NET ASSETS


First $250 million..............................    0.85%
Over $250 million up to $500 million............    0.80%
Over $500 million up to $1.5 billion............    0.75%
Over $1.5 billion...............................    0.65%

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, President and Chief Investment Officer of TIM, is the Lead Equity Manager of the fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined Transamerica in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside and is a chartered Financial Analyst.

HEIDI Y. HU, CFA, Senior Vice President and Head of Fixed Income investments at TIM, is the Lead Fixed Income Manager of the fund. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining Transamerica in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College. Ms. Hu has 15 years of investment experience and is a Chartered Financial Analyst.

JEFFREY S. VAN HARTE, CFA, Senior Vice President and Head of Equity Investments at TIM, is a Portfolio Manager for the fund. He also manages sub-advised funds and institutional separate accounts in the large growth discipline. Prior to portfolio management responsibilities at TIM, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980. Mr. Van Harte received a B.A. in finance from California State University at Fullerton and is a Chartered Financial Analyst.

                              * * * * * * * * * *

- TA IDEX LKCM STRATEGIC TOTAL RETURN MERGED INTO TA IDEX TRANSAMERICA VALUE BALANCED

PLEASE SEE PAGE TA IDEX TRANSAMERICA VALUE BALANCED -1 FOR A DESCRIPTION OF THE FUND.

                               * * * * * * * * *

- TA IDEX PBHG MID CAP GROWTH MERGED INTO TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES

PLEASE SEE PAGE TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES - 1 FOR A DESCRIPTION OF THE FUND.

THE FOLLOWING INFORMATION REPLACES THE RELEVANT INFORMATION ON PAGE TA IDEX TRANSAMERICA GROWTH OPPORTUNITIES - 3:

ADVISORY FEES:

AVERAGE DAILY NET ASSETS:

First $250 million..................................    0.80%
Over $250 up to $500 million........................    0.75%
Over $500 million...................................    0.70%

                               * * * * * * * * *


TA IDEX TEMPLETON GREAT COMPANIES GLOBAL WAS MERGED INTO TA IDEX JANUS GLOBAL; TA IDEX JANUS GLOBAL THEN HAD A CHANGE OF SUB-ADVISER TO TEMPLETON INVESTMENT COUNSEL, LLC AND GREAT COMPANIES, L.L.C., WHO SERVE AS CO-SUB-ADVISERS. THE FUND WAS THEN RESTRUCTURED AND HAD A NAME CHANGE TO TA IDEX TEMPLETON GREAT COMPANIES GLOBAL.

THE FOLLOWING INFORMATION REPLACES THE RESPECTIVE INFORMATION BEGINNING ON PAGE TA IDEX JANUS GLOBAL - 1:

THE NAME OF THE FUND AT THE TOP OF THE PAGES IS CHANGED TO: TA IDEX TEMPLETON GREAT COMPANIES GLOBAL (FORMERLY, TA IDEX JANUS GLOBAL); THE PAGE NUMBERS ARE ALSO CHANGED ON THE BOTTOM OF THE PAGES TO REFLECT THE NEW FUND NAME.

OBJECTIVE

The objective of TA IDEX Templeton Great Companies Global is to seek long-term growth of capital.

PRINCIPAL STRATEGIES AND POLICIES

The fund's assets are split and allocated to two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the fund's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the fund's domestic securities, seeks to achieve the fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the fund's domestic portfolio.

Companies identified by Great Companies for inclusion in the fund's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the fund's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the fund will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the fund's international securities, seeks to achieve the fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the fund's investments, "foreign securities" means those securities issued by companies that:

have its principal securities trading markets outside the U.S.; or

derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

have a significant portion of their assets outside the U.S.; or

are linked to non-U.S. dollar currencies; or

are organized under the laws of, or with principal offices in, another country

The fund's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the fund may hold foreign securities that other funds may classify differently.

The fund may invest a portion of its assets in smaller companies. The fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY DEFENSIVE POSITION

The fund may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). Under these circumstances, the fund may be unable to achieve its investment objective.

PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

-        STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

-        FOREIGN STOCKS

Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transactions costs; vulnerability to seizure and taxes; political instability and small markets; different market trading days and forward currency contracts for hedging.

-        EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-        DERIVATIVES

Derivatives involve additional risks and costs. Risks include:

- inaccurate market predictions - an anticipated increase may result in a loss instead

-        prices may not match

- substantial losses may result when there is movement in the price of financial contracts

-        illiquid markets

- the fund may not be able to control losses if there is no market for the contracts

-        tax consequences

- the fund may have to delay closing out certain positions to avoid adverse tax consequences

-        leveraging

-        PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

-        COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the fund always maintained wide diversity among the countries, sectors and industries in which it invests.

-        SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND!

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

-        INVESTOR PROFILE

The fund may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.

THE FOLLOWING INFORMATION IS ADDED TO, OR REPLACES CERTAIN INFORMATION FOUND ON PAGE TA IDEX JANUS GLOBAL - 2:

A footnote (5) is added to "PAST PERFORMANCE"; it is added to column 2 - (5) Prior to June 1, 2004, a different firm served as sub-adviser to this fund and the performance set forth prior to that date is attributable to that firm; Templeton and Great Companies employ different investment strategies than that firm.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (f)


                                    CLASS OF SHARES
                                    ---------------
                          A         B       C       C2      M*
----------------------- ------- -------- ------- -------- ------
Management fees          0.80%    0.80%   0.80%    0.80%   0.80%
Distribution and         0.35%    1.00%   1.00%    1.00%   0.90%
service (12b-1) fees
Other expenses           0.71%    0.71%   0.71%    0.71%   0.71%
                        ------- -------- ------- -------- ------
TOTAL ANNUAL FUND
OPERATING EXPENSES       1.86%   2.51%%   2.51%    2.51%   2.41%

EXPENSE REDUCTION (e)    0.31%    0.31%   0.31%    0.31%   0.31%
                        ------- -------- ------- -------- ------
NET OPERATING EXPENSES   1.55%    2.20%   2.20%    2.20%   2.10%
                        ------- -------- ------- -------- ------

THE FOLLOWING TABLE REPLACES THE TABLE FOUND ON PAGE TA IDEX JANUS GLOBAL - 3:


IF THE SHARES ARE REDEEMED AT THE END OF EACH PERIOD:



SHARE CLASS      1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------- ---------- ----------- ----------- -----------
      A           $699       $1,074      $1,473      $2,586
      B*          $723       $1,052      $1,408      $2,663
      C           $323        $752       $1,308      $2,823
      C2          $223        $752       $1,308      $2,823
      M           $410        $815       $1,345      $2,796

IF THE SHARES ARE NOT REDEEMED:


SHARE CLASS      1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------- ---------- ----------- ----------- -----------
      A           $699       $1,074      $1,473      $2,586
      B*          $223        $752       $1,308      $2,663
      C           $223        $752       $1,308      $2,823
      C2          $223        $752       $1,308      $2,823
      M           $311        $815       $1,345      $2,796


SUB-ADVISERS:

         Great Companies, L.L.C.
         635 Court Street, Suite 100
         Clearwater, Florida 33756

         Templeton Investment Counsel, LLC

         500 E. Broward Blvd, Suite 2100
         Fort Lauderdale, FL 33394

ADVISORY FEE:
AVERAGE DAILY NET ASSETS:

First $500 million...............................    0.80%
Over $500 million................................    0.70%

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO and Manager of Great Companies since May 2000. He has served as manager of each fund since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut. In May 2000, Mr. Huguet, together with Mr. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a fund manager of each fund since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the state of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Vice President of Great Companies since May 2001. He is responsible for analysis of domestic and foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani served as Accounting Manager for Deloitte & Touche in Wilton, Connecticut.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

MARK BEVERIDGE, CFA, CIC, Executive Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1985 and currently serves as the coordinator of Templeton's financial research team. He is directly responsible for the global life and non-life insurance sectors. Mr. Beveridge also has portfolio management responsibilities for institutional and high net-worth separate account clients.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

Great Companies has provided investment advisory services to various clients since 2000.

                               * * * * * * * * *

         PLEASE NOTE: ALL REFERENCES TO TA IDEX ALGER AGGRESSIVE GROWTH, TA IDEX JANUS GROWTH & INCOME, TA IDEX LKCM STRATEGIC TOTAL RETURN AND TA IDEX PBHG MID CAP GROWTH ARE DELETED AS THE FUNDS WERE MERGED INTO OTHER FUNDS. ALL REFERENCES TO TA IDEX JANUS BALANCED WILL NOW BE CHANGED TO TA IDEX TRANSAMERICA BALANCED, AS THE FUND CHANGED SUB-ADVISERS AND WAS RESTRUCTURED AS TA IDEX TRANSAMERICA BALANCED; ALL REFERENCES TO TA IDEX TA JANUS GLOBAL WILL NOW BE CHANGED TO TA IDEX TEMPLETON GREAT COMPANIES GLOBAL, AS THE FUND CHANGED SUB-ADVISERS AND THE FUND WAS RESTRUCTURED AS TA IDEX TEMPLETON GREAT COMPANIES GLOBAL. PLEASE SEE THE INFORMATION BELOW FOR SPECIFICS REGARDING THE CHANGES. IN ADDITION, ALL REFERENCES TO FRED ALGER MANAGEMENT, INC., LUTHER KING CAPITAL MANAGEMENT CORPORATION AND PILGRIM BAXTER & ASSOCIATES, LTD. ARE DELETED.